Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Chapter 11

DELPHI CORPORATION, et al.,	Case No. 05-44481 (RDD)

Debtors.	(Jointly Administered)
ORDER UNDER 11 U.S.C. §§ 105 AND 363
AUTHORIZING THE DEBTORS TO: (A) FIX SECOND HALF 2006
AIP TARGETS AND CONTINUE AIP PROGRAM AND (B) FURTHER
ADJOURN KECP EMERGENCE INCENTIVE PROGRAM HEARING
(“SUPPLEMENTAL AIP ORDER”)
     Upon the Supplement To KECP Motion (Docket No. 213) Seeking Authority To: (A) Fix Second Half 2006 AIP Targets And Continue AIP Program And (B) Further Adjourn KECP Emergence Incentive Program Hearing (the “Supplement”), dated June 29, 2006, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”); and upon the declarations of Debra S. Alexander, Nick Bubnovich, Virgis W. Colbert, Rodney O’Neal, and John D. Sheehan, each executed June 29, 2006; and after consideration of any objections to the Supplement filed by any party; and upon the record of the hearing held on July 19, 2006 on the relief requested in the Supplement, including the Court’s consideration of the testimony and exhibits; and this Court having determined that the relief requested in the Supplement is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and this Court having entered an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Implement A Short-Term Annual Incentive Program (“AIP Order”) (Docket No. 2441), dated February 17, 2006; and it appearing that proper and adequate notice of the Supplement was given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor,
     IT IS HEREBY FOUND AND DETERMINED THAT:
     A. The Debtors have exercised reasonable business judgment in seeking the authority to implement short-term annual incentive plan (“AIP”) covering the six-month period running from July 1, 2006 through December 31, 2006.
     B. The Debtors’ proposal to implement the AIP covering the second half of 2006 was proposed in good faith and is in all respects fair and reasonable.
     C. It is in the best interest of the Debtors, their estates, their creditors, and parties-in-interest, and it is necessary to the Debtors’ reorganization efforts, that the Debtors implement at this time an AIP for the period from July 1, 2006 through December 31, 2006.
     IT IS ORDERED, ADJUDGED, AND DECREED THAT:
     The AIP Order shall continue in full force and effect except as follows:
     1. The relief requested in the Supplement, as modified herein, is GRANTED. The objections to the Supplement are overruled, except as set forth herein. Except as set forth in paragraph 4 below, the remainder of the KECP Motion and any objections thereto are ADJOURNED to the omnibus hearing scheduled for October 19, 2006.
     2. The Court approves the implementation at this time of an AIP covering the six-month period from July 1, 2006 through December 31, 2006, and the Debtors are authorized, pursuant to 11 U.S.C. §§ 105(a) and 363(b)(1), to forthwith take all actions consistent with this Supplemental AIP Order that are reasonably necessary to implement an AIP for that period on the terms and conditions set forth in the AIP Order; provided, however, that the range of incentive-compensation opportunities for Covered Employees during that period shall be

2

determined pursuant to the payout curves attached hereto as Exhibit 1, which do not include any incentive-compensation opportunities for corporate or divisional performance that is below target. The EBITDAR-UG target for the AIP covering the period from July 1, 2006 through December 31, 2006 shall be set at a negative $411 million. The OIBITDAR-UG targets for the same period shall be as follows: (i) Powertrain (formerly known as Energy and Chassis) = negative $58.0 million; (ii) Steering = negative $114.0 million; (iii) Thermal and Interior = negative $140.0 million; (iv) Electronics and Safety = $179.0 million; (v) Packard Electric = negative $17.0 million; (vi) Product and Service
Solutions = $22.0 million; (vii) Automotive Holdings Group = negative $634.0 million; and (viii) Medical = negative $9.0 million.
     3. For purposes of the AIP covering the period from July 1, 2006 through December 31, 2006, EBITDAR-UG shall include adjustments for: (a) net savings realized during the performance period generated from comprehensive transformation agreements reached with any of the Debtors’ labor unions; (b) with regard to the Debtors’ hourly attrition programs, both the cost of implementing these programs as well as the benefit to the Debtors of paying lower net wages to employees who replace those who voluntarily attrite under the hourly attrition programs realized during the performance period; and (c) additional adjustments (including to amounts included in clauses (a) and (b)) up to an aggregate amount of $100 million as reasonably determined by the Official Committee of Unsecured Creditors (the “Creditors’ Committee”) in accordance with this paragraph to account for direct or indirect net savings realized by the Debtors during the performance period on account of transformation actions not contemplated by the Debtors’ business plan forecasts utilized to establish the EBITDAR-UG target of negative $411 million. The Creditors’ Committee shall consult with the Debtors in making any determination under this paragraph, but in no event shall the Debtors have any right

3

to reject or seek review by the Court of any such adjustment. The Creditors’ Committee shall make its determination hereunder no later than February 15, 2007. In connection with such determination, the Debtors shall provide the Creditors’ Committee on or prior to February 1, 2007 with the actual results of performance for such period (and appropriate back-up therefor), and shall provide the Creditors’ Committees’ professionals with such additional back-up therefor as may be reasonably requested. Prior to February 15, 2007, the Debtors shall not make any AIP payments for the performance period until the Creditors’ Committee’s actual determination hereunder as to whether adjustments to EBITDAR-UG permissible hereunder are in the best interests of the Debtors’ and their estates. In the event that no determination is made by the Creditors’ Committee by February 15, 2007, the Debtors shall calculate EBITDAR-UG without adjustment for clause (c) of this paragraph. The date references to “February 1, 2007” and to “February 15, 2007” in this paragraph may be extended by mutual agreement of the Debtors and the Creditors’ Committee.
     4. The remainder of the Supplement relating to the continuation of AIPs for performance periods from and after January 1, 2007 is adjourned to the January 11, 2007 omnibus hearing and will be subject to notice to interested parties and an opportunity to object.
     5. This Court shall retain jurisdiction over the Debtors and the Covered Employees participating in any AIP implemented pursuant to this Supplemental AIP Order, including without limitation for the purposes of interpreting, implementing, and enforcing the terms and conditions of any such AIP.
     6. The requirement under Rule 9013-1(b) of the Local Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Supplement.

4

     7. Capitalized terms not separately defined herein shall have the meanings ascribed to them in the AIP Order.

Dated:	New York, New York
July 21, 2006

/s/ Robert D. Drain

UNITED STATES BANKRUPTCY JUDGE

5

Exhibit 1

DELPHI CORPORATION
Proposed 2nd 2006 6-month Corporate EBITDAR AIP Payout Curve

	Target	Maximum
EBITDAR	($411.0)	$10.0
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($411.0)	0.0%	0.0%
100.0%	($411.0)	100.0%	100.0%
101.0%	($406.8)	100.5%	101.0%
110.0%	($368.9)	105.0%	110.0%
120.0%	($326.8)	110.0%	120.0%
130.0%	($284.7)	115.0%	130.0%
131.0%	($280.5)	115.5%	131.0%
140.0%	($242.6)	120.0%	140.0%
150.0%	($200.5)	125.0%	150.0%
151.0%	($196.3)	125.5%	151.0%
160.0%	($158.4)	130.0%	160.0%
170.0%	($116.3)	135.0%	170.0%
180.0%	($74.2)	140.0%	180.0%
190.0%	($32.1)	145.0%	190.0%
200.0%	$10.0	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Powertrain OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($58.0)	$50.2
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($58.0)	0.0%	0.0%
100.0%	($58.0)	100.0%	100.0%
101.0%	($56.9)	100.5%	101.0%
110.0%	($47.2)	105.0%	110.0%
120.0%	($36.4)	110.0%	120.0%
130.0%	($25.5)	115.0%	130.0%
131.0%	($24.5)	115.5%	131.0%
140.0%	($14.7)	120.0%	140.0%
150.0%	($3.9)	125.0%	150.0%
151.0%	($2.8)	125.5%	151.0%
160.0%	$6.9	130.0%	160.0%
170.0%	$17.7	135.0%	170.0%
180.0%	$28.6	140.0%	180.0%
190.0%	$39.4	145.0%	190.0%
200.0%	$50.2	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Steering OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($114.0)	($79.7)
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($114.0)	0.0%	0.0%
100.0%	($114.0)	100.0%	100.0%
101.0%	($113.7)	100.5%	101.0%
110.0%	($110.6)	105.0%	110.0%
120.0%	($107.1)	110.0%	120.0%
130.0%	($103.7)	115.0%	130.0%
131.0%	($103.4)	115.5%	131.0%
140.0%	($100.3)	120.0%	140.0%
150.0%	($96.9)	125.0%	150.0%
151.0%	($96.5)	125.5%	151.0%
160.0%	($93.4)	130.0%	160.0%
170.0%	($90.0)	135.0%	170.0%
180.0%	($86.6)	140.0%	180.0%
190.0%	($83.1)	145.0%	190.0%
200.0%	($79.7)	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Thermal OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($140.0)	($86.4)
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($140.0)	0.0%	0.0%
100.0%	($140.0)	100.0%	100.0%
101.0%	($139.5)	100.5%	101.0%
110.0%	($134.6)	105.0%	110.0%
120.0%	($129.3)	110.0%	120.0%
130.0%	($123.9)	115.0%	130.0%
131.0%	($123.4)	115.5%	131.0%
140.0%	($118.6)	120.0%	140.0%
150.0%	($113.2)	125.0%	150.0%
151.0%	($112.7)	125.5%	151.0%
160.0%	($107.8)	130.0%	160.0%
170.0%	($102.5)	135.0%	170.0%
180.0%	($97.1)	140.0%	180.0%
190.0%	($91.8)	145.0%	190.0%
200.0%	($86.4)	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Electronics and Safety OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$179.0	$275.3
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	$179.0	0.0%	0.0%
100.0%	$179.0	100.0%	100.0%
101.0%	$180.0	100.5%	101.0%
110.0%	$188.6	105.0%	110.0%
120.0%	$198.3	110.0%	120.0%
130.0%	$207.9	115.0%	130.0%
131.0%	$208.9	115.5%	131.0%
140.0%	$217.5	120.0%	140.0%
150.0%	$227.2	125.0%	150.0%
151.0%	$228.1	125.5%	151.0%
160.0%	$236.8	130.0%	160.0%
170.0%	$246.4	135.0%	170.0%
180.0%	$256.0	140.0%	180.0%
190.0%	$265.7	145.0%	190.0%
200.0%	$275.3	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Packard OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($17.0)	$77.3
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($17.0)	0.0%	0.0%
100.0%	($17.0)	100.0%	100.0%
101.0%	($16.1)	100.5%	101.0%
110.0%	($7.6)	105.0%	110.0%
120.0%	$1.9	110.0%	120.0%
130.0%	$11.3	115.0%	130.0%
131.0%	$12.2	115.5%	131.0%
140.0%	$20.7	120.0%	140.0%
150.0%	$30.2	125.0%	150.0%
151.0%	$31.1	125.5%	151.0%
160.0%	$39.6	130.0%	160.0%
170.0%	$49.0	135.0%	170.0%
180.0%	$58.4	140.0%	180.0%
190.0%	$67.9	145.0%	190.0%
200.0%	$77.3	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Product & Service Solutions OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$22.0	$53.7
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	$22.0	0.0%	0.0%
100.0%	$22.0	100.0%	100.0%
101.0%	$22.3	100.5%	101.0%
110.0%	$25.2	105.0%	110.0%
120.0%	$28.3	110.0%	120.0%
130.0%	$31.5	115.0%	130.0%
131.0%	$31.8	115.5%	131.0%
140.0%	$34.7	120.0%	140.0%
150.0%	$37.9	125.0%	150.0%
151.0%	$38.2	125.5%	151.0%
160.0%	$41.0	130.0%	160.0%
170.0%	$44.2	135.0%	170.0%
180.0%	$47.4	140.0%	180.0%
190.0%	$50.5	145.0%	190.0%
200.0%	$53.7	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Automotive Holdings Group OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($634.0)	($604.6)
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($634.0)	0.0%	0.0%
100.0%	($634.0)	100.0%	100.0%
101.0%	($633.7)	100.5%	101.0%
110.0%	($631.1)	105.0%	110.0%
120.0%	($628.1)	110.0%	120.0%
130.0%	($625.2)	115.0%	130.0%
131.0%	($624.9)	115.5%	131.0%
140.0%	($622.2)	120.0%	140.0%
150.0%	($619.3)	125.0%	150.0%
151.0%	($619.0)	125.5%	151.0%
160.0%	($616.4)	130.0%	160.0%
170.0%	($613.4)	135.0%	170.0%
180.0%	($610.5)	140.0%	180.0%
190.0%	($607.5)	145.0%	190.0%
200.0%	($604.6)	150.0%	200.0%

DELPHI CORPORATION
Proposed 2nd 2006 6-month Medical OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($9.0)	($8.2)
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

%	$ Performance	DSB	Non-DSB
Performance	(in millions)	% Payout	% Payout
100.0%	($9.0)	0.0%	0.0%
100.0%	($9.0)	100.0%	100.0%
101.0%	($9.0)	100.5%	101.0%
110.0%	($8.9)	105.0%	110.0%
120.0%	($8.8)	110.0%	120.0%
130.0%	($8.8)	115.0%	130.0%
131.0%	($8.8)	115.5%	131.0%
140.0%	($8.7)	120.0%	140.0%
150.0%	($8.6)	125.0%	150.0%
151.0%	($8.6)	125.5%	151.0%
160.0%	($8.5)	130.0%	160.0%
170.0%	($8.4)	135.0%	170.0%
180.0%	($8.4)	140.0%	180.0%
190.0%	($8.3)	145.0%	190.0%
200.0%	($8.2)	150.0%	200.0%